SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Check the appropriate box:

[ ]      Preliminary Information Statement

[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]    Definitive Information Statement

AVANI INTERNATIONAL GROUP, INC.

(NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange

     Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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#

AVANI INTERNATIONAL GROUP, INC.

#108-2419 Bellevue Avenue

West Vancouver, B.C. V7V 4T4 Canada

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INFORMATION STATEMENT

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WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the stockholders of Avani International Group, Inc., a Nevada corporation (the "Company"), in connection with the amendment to the Company's Articles of Incorporation by the written consent of holders of a majority of the Company's voting capital stock which consists solely of the Company's outstanding Common Stock, $0.001 par value ("Common Stock"). On March 18, 2007, the Company's Board of Directors approved and recommended that the Company’s Articles of Incorporation be amended to;

(i) increase its authorized shares of common stock from 400,000,000 shares to 800,000,000 shares and

(ii) authorize the creation of 1,000,000 shares of preferred stock, in one or more classes, having such designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, all as may be determined by from time to time by the Board of Directors of the Corporation (the "Charter Amendment"). This type of preferred stock is known as “blank check” preferred.

A consent of stockholders holding in excess of a majority of the voting power approving the Charter Amendment was executed on March 19, 2007. The Charter Amendment will be filed with the Secretary of State of the State of Nevada on or after June 27, 2007 (20 days after the date of the mailing of this Information Statement). If the proposed Charter Amendment were not adopted by written consent, it would have been required to be considered by the Company's stockholders at special stockholders' meeting convened for the specific purpose of approving the Charter Amendment.

The elimination of the need for a special meeting of stockholders to approve the Charter Amendment is made possible by Section 78.320(2) of the Nevada Revised Statute (the "NRS") which provides that the written consent of the holders of outstanding shares entitled to vote at a meeting of stockholders having at least a majority of the voting power may be substituted for such a special meeting. Pursuant to Section 78.390 of the NRS, a majority of the voting power is required in order to amend the Company's Articles of Incorporation to increase its authorized common shares and create its preferred shares. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Charter Amendment as early as possible, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority of voting power. As discussed hereafter, the Board of Directors has recommended the increase in the authorized shares from 400,000,000 to 800,000,000 shares of common stock, and the creation of 1,000,000 shares of preferred stock of the Company. The rights, privileges and preferences of the preferred stock will be determined by the Board of Directors.  This action is necessary to facilitate the capital raising efforts of the Company or other transactions involving the issuance of capital stock of the Company.

The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company for the Charter Amendment is March 19, 2007, and the number of outstanding shares of Common Stock on the record date is 15,082,698. On the record date, the Company affiliates consisting of two non-officer or director shareholders (“Controlling Stockholders") own in the aggregate 7,590,020 shares of Common Stock of the Company or 50.32% of the total outstanding common stock of the Company. The Controlling Stockholders gave their written consent to the Charter Amendment on March 19, 2007.  The written consents to the Charter Amendment by the majority in voting power became effective on upon the filing the written consents with the Secretary of the Company. The Company will file the Charter Amendment with the State of Nevada effecting the increase in authorized shares on or after June 27, 2007 (20 days after the date of the mailing of Definitive Information Statement), and will be effective as of such date.  This Information Statement will be sent to the stockholders on or about June 6, 2007.

Pursuant to Section 78.320(2) of the NRS, no notice is required to be provided to the other stockholders, who have not consented in writing to such action, regarding the taking of the corporate action without a meeting of stockholders. The Charter Amendment will be filed with the State of Nevada on or after June 27, 2007 (20 days after the date of the mailing of Definitive Information Statement), and will become effective on such date. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights or appraisal rights under the NRS are afforded to the Company's stockholders as a result of the adoption of the Charter Amendment.

The Company common stock will continue to trade on the OTCBB Market under the trading symbol "AVIT."

COMMON STOCK OF THE COMPANY

As of the record date of the Charter Amendment, there were 15,082,698 shares of common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The common stock carries no pre-emptive, conversion or subscription rights and is not redeemable. On matters submitted to a shareholder vote, a majority vote of shareholders is required to be actionable. Cumulative voting in the election of directors is denied. All shares of common stock are entitled to participate equally in dividends and rank equally upon liquidation. All shares of common stock when issued are fully paid and non-assessable by the Company. There are no restrictions on repurchases of common stock by the Company relating to dividend or sinking fund installment arrearage.

The table below sets forth the high and low bid prices of the Common stock of the Company as reported by NASDAQ. The quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commissions and may not necessarily represent actual transactions. The Company's common stock is listed on the NASDAQ OTC Bulletin Board under the symbol "AVIT.” There is an absence of an established trading market for the Company's common stock, as the market is limited, sporadic, and highly volatile. The absence of an active market may have an effect upon the high and low price as reported.

     2005

 Low Bid

High Bid

1st Quarter

    0.05

    0.07

2nd Quarter

    0.05

    0.08

3rd Quarter

    0.05

    0.05

4th Quarter

    0.05

    0.06

     2006

 Low Bid

High Bid

1st Quarter

    0.05

    0.06

2nd Quarter

    0.03

    0.05

3rd Quarter

    0.03

    0.05

4th Quarter

    0.05

    0.05

     2007

 Low Bid

High Bid

1st Quarter

    0.03

    0.03

As of March 22, 2007, the Company had 733 shareholders of record of our common stock. Although there are no restrictions on the Company’s ability to declare or pay dividends, the Company has not declared or paid any dividends since our inception and do not anticipate paying dividends in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table will identify, as of March 19, 2007, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. Except as otherwise indicated, the address of each party is the address of the Company. The following is based on 15,082,698 shares of common stock outstanding as of March 19, 2007, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

Title

Name and Address

Amount and nature

Percent

of Class

of Beneficial Owner

Beneficial Ownership

of Class

Common

Robert Wang

      -0-

 0%

Stock

President

Common

Dennis Robinson

                  -0-

 0%

Stock

Secretary, Treasurer

And Director

Common

Jeffrey Lightfoot

                  -0-

 0%

Stock

Director

Common

Chin Yen Ong

18,222,509(1)

64.3%

Stock

106 Taman Sri Selayang

68100 Batu Caves, Selangor

Malaysia

Common

Tee Ah Siew

 4,105,017(2)

   24.8%

Stock

No.6 Jalan 7,Kaw 15

Taman Seng Chai

41300 Kelang

Selangor Darul Ehsan

Malaysia

Common

Officers and

           -0-

  0%

Stock

Directors, as  a group (3 persons)

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(1). The amount represents 4,985,003 shares of common stock of the Company, and stock purchase warrants to acquire 13,237,506 shares of common stock. Of the total warrants, (i) 12,480,000 are exercisable at $0.07 per share on or before July 15, 2007, and (ii) 757,506 are exercisable at $0.07 per share on or before May 13, 2007.

(2). The amount represents 2,605,017 shares of common stock, and stock purchase warrants to acquire 1,500,000 shares of common stock. The stock purchase warrants are exercisable at $0.06 per share on or before September 2, 2008.

CHARTER AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED SHARES

GENERALLY.

The Board of Directors of the Company has authorized the Charter Amendment of the Company's Certificate of Incorporation to increase its authorized shares of common stock, $0.001 par value, from 400,000,000 shares to 800,000,000 shares and to authorize the creation of 1,000,000 shares of preferred stock, in one or more classes, having such designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, all as may be determined by from time to time by the Board of Directors of the Corporation. Once the Charter Amendment has been filed with the Secretary of State of Nevada, no further shareholder approval will be required to issue any of the authorized shares of common or preferred stock. In addition, the Board of Directors may establish one or more classes of preferred stock, as well as establish the designations, preferences, and relative, participating, optional, or other rights of the authorized preferred stock without shareholder approval.

REASONS FOR THE INCREASE OF AUTHORIZED SHARES.

The Company’s articles of incorporation currently authorizes 400,000,000 shares of common stock, par value $0.001 per share. As of March 26, 2007, 15,082,698 shares of common stock were issued and outstanding.

On or after June 27, 2007 (20 days after the date of the mailing of this Information Statement), the Company will amend its articles of incorporation. The Charter Amendment will increase the authorized shares of the Company’s common stock from 400,000,000 to 800,000,000 and to authorize the creation of 1,000,000 shares of preferred stock.

The increase in authorized common stock and the creation of the “blank check” preferred stock will permit the Company to issue shares of its common stock or preferred stock in the future without requiring further approval from its stockholders and will provide the Company with greater flexibility in structuring transactions that involve the issuance of its common stock or preferred stock.

The Company will seek to raise additional capital through the private placement of its capital stock or debt instruments. The Company also is aggressively exploring other business opportunities for purposes of effecting a business acquisition or combination.  In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, franchise or licensing agreement with another corporation or entity.  As of the date of this instrument, the Company has no formal plan, proposal, agreement, understanding or arrangement to acquire or merge with any specific business or company. The Company can not predict whether it will be sucessful in raising additional capital, or whether it will be sucessful in effecting any form of business acquisition or combination. In either event, the Company will be required to issue additional shares of its capital stock, the nature and amounts of such capital stock are undertermined at this time.

The increase in authorised shares of common stock and the authorization of “blank check” preferred stock could delay or prevent a change of control of the Company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

The Charter Amendment will not be a taxable transaction to the Company’s stockholders as the outstanding shares of common stock are not being sold or exchanged in connection with the Charter Amendment. The Charter Amendment will not have material adverse tax consequences to the Company.

NO DISSENTER'S RIGHTS.

Under NRS, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed Charter Amendment to the Company's articles of incorporation to increase the authorized shares of common stock of the Company and to authorize the issuance of preferred stock of the Company. The text of the Charter Amendment is set forth as Exhibit A to this Information Statement.

ADDITIONAL INFORMATION

The Securities and Exchange Commission allows the Company to "incorporate by reference" information that the Company files with it, which means that we can disclose important information by referring to those documents. The information incorporated by reference is an important part of this Information Statement, and the information that the Company will file later with the Commission will automatically update and supersede this information. The Company has incorporated by reference the following documents that it has filed with the Commission:

    - Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007;

    - Annual Report on Form 10-KSB for the year ended December 31, 2006;

    - Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006;

    - Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006; and

    - Current Report on Form 8-K filed June 15, 2006.

The Company also is incorporating by reference additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Information Statement and the date we complete the proposed charter amendment. You may request a copy of these filings at no cost, by writing or telephoning us at the following address and phone number:

AVANI INTERNATIONAL GROUP, INC.

#108-2419 Bellevue Avenue

West Vancouver, B.C. V7V 4T4 Canada

604-913-2386

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis Robinson

Dennis Robinson

Secretary

Avani International Group, Inc.

Dated: June 1, 2007

EXHIBIT "A"

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF

AVANI INTERNATIONAL GROUP, INC.

(Pursuant to NRS 78.385 and 78.390)

1. The name of the corporations is Avani International Group, Inc. (“Company”).

2. The articles have been amended as follows:

The number of shares of capital stock of the Company shall be as follows:

800,000,000 shares of common stock, $0.001 par value, and

    1,000,000 shares of preferred stock, $0.001 par value.

The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, preferences, and relative, participating, optional, or other rights (including preferential voting rights), and qualifications, limitations, and/or restrictions thereof, as are stated and expressed in any amendment hereto, or in the resolution or resolutions providing for the issue of such class or series, all as may be determined by the Board of Directors of the Corporation.

Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

the number of shares to constitute the class or series and the designations thereof;

the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

such other special rights and protective provisions with respect to any class or series as may to the board of directors of the Corporation seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects.  The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series.  The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in he case of a vote by classes or series, or may be required by their provisions of the articles of incorporation have voted in favor of the amended is 50.32%

4. The change described herein will be effective upon filing this certificate with the Secretary of State of Nevada.

Executed this the __day of __________ 2007.

Avani International Group, Inc.

______________

Dennis Robinson

Secretary and Treasurer